WARRANTS	12 Months Ended
Dec. 31, 2012
WARRANTS [Abstract]
WARRANTS
18.	WARRANTS

Pursuant to the terms of the Series C preferred share agreement dated July 14, 2005, the Company granted warrants to Series C preferred shareholders to purchase up to 608,108 ordinary shares. The warrants had an exercise price of US$1.85 per share and were exercisable commencing on July 14, 2005 and ending on August 12, 2010. The fair value and the booked value of the warrants were approximately RMB2,459 (US$305) and RMB2,353 (US$292), respectively, at the grant date. Up to the end of 2009, 121,622 warrants were exercised at US$1.85 to purchase the same number of ordinary shares. The remaining unexercised 486,486 warrants lapsed in August 2010 with the amount of RMB1,883, which was reclassified to additional paid-in capital account. As of December 31, 2011 and 2012, no warrants were outstanding.